UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

BERGIO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-150029	27-1338257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12 Daniel Road

East Fairfield, NJ 07004

(Address of principal executive offices) (Zip Code)

(973) 227-3230

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Purchase Agreement, Convertible Promissory Note, Warrant, Registration Rights Agreement, Security Agreement, and Guaranty

On February 11, 2021, in connection with the financing detailed in Section 2.2.1 of the Acquisition Agreement with Digital Age Business, Inc. (which was detailed in the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2021), Bergio International, Inc. (the “Company” and “BRGO”)entered into a certain Securities Purchase Agreement, Convertible Promissory Note, Warrant, Registration Rights Agreement, Security Agreement, and Guaranty (together, the “BRGO Transaction Documents”), with certain accredited investors (the “Purchasers”), as set forth herein as Exhibit 10.1.

Under the terms of the Securities Purchase Agreement, the Company will complete a private placement offering pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 promulgated thereunder (the “Private Placement Offering”) of up to $1,512,500.00 in face value of Secured Convertible Promissory Notes (the “Notes”) and Common Stock Purchase Warrants for up to 756,250,000 shares of BRGO Common Stock (the “Warrants”) at a purchase price of $1,375,000.00, representing a 10% original issuance discount, (the “Purchase Price”), upon the terms and subject to the conditions set forth in the BRGO Transaction Documents, including the Guaranty, Security Agreement and Registration Rights Agreement.

The Convertible Secured Subordinated Promissory Notes (the “Notes”) to be issued to the Purchasers each have a One (1) Year term, with a Maturity Date of February 11, 2022, and bear interest at 10%, which is to be paid to the Holders quarterly. The Notes are convertible into BRGO Common Stock at the fixed conversion price of $0.0015, and the Holders thereof may convert all or a portion of the Notes into the Company’s Common Stock at any time, subject only to each Purchaser’s beneficial ownership limitation of up to 9.99% of the issued and outstanding shares of BRGO Common Stock. The Notes are redeemable by the Company, subject to the Redemption Procedure in Section 6 and the formula detailed in Schedule 6(a) thereto.

The Warrants to Purchase Common Stock (the “Warrants”) to be issued to the Purchasers have an exercise price of $0.002 (the “Exercise Price”), and such Purchasers may exercise the Warrants for a period of Five (5) Years, until the Expiration Date, and in the manner set forth therein, which includes a Cashless Exercise provision, subject to each Purchaser’s beneficial ownership limitation of up to 9.99% of the total issued and outstanding shares of Common Stock of the Company. The Warrants are not redeemable by the Company.

The Registration Rights Agreement requires the Company to file a Registration Statement within Sixty (60) Days of the Closing Date, and to include the Notes and Warrants (together the “Registerable Securities”) therein.

The Security Agreement provides the Purchasers with a security interest and lien on certain property of the Company and Acquisition Sub as set forth in Sections 2.1 and 2.2 therein (the “Collateral”).

The Guaranty provides the Purchasers the guarantee by the Company and Acquisition Sub of the payments due to such Purchasers under the terms of the Notes and Warrants, as set forth in the BRGO Transaction Documents, subject to the limitations therein.

The foregoing descriptions of the Securities Purchase Agreement, Note, Warrant, Registration Rights Agreement, Security Agreement, and Guaranty herein are qualified by the terms of the full text of the respective agreements attached hereto as Exhibit 10.1 and the terms thereof are incorporated herein by reference.

ITEM 7.01 - REGULATION FD DISCLOSURE.

On February 18, 2021, the Company issued a press release announcing the Acquisition Agreement, which contained quotations from Berge Abajian, CEO of BRGO and Jonathan Foltz, the President and CEO of Digital Age.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in Exhibit 99.1 hereto are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Safe Harbor

This release may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of our company, are generally identified by use of words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “could,” “may,” “should,” “will,” “would,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results. Some of the factors that could cause our actual results to differ from our expectations or beliefs include, without limitation, the risks discussed from time to time in our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Securities Purchase Agreement, Note, Warrant, Registration Rights Agreement, Security Agreement and Guaranty dated February 11, 2021.

99.1	Press Release dated February 18, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERGIO INTERNATIONAL, INC.

Date: February 24, 2021	By:	/s/ Berge Abajian
Name: Berge Abajian
Title: Chief Executive Officer